Notes Payable	12 Months Ended
Sep. 30, 2025
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 10 – NOTES PAYABLE

Notes payable consisted of bank notes payable of $10,148,897 and $13,337,893 provided by the Company to its suppliers as of September 30, 2025 and 2024, respectively. These short-term bank notes can be endorsed and assigned to suppliers as payments for purchases. The bank notes payables are generally payable within six months. These short-term notes payable are guaranteed by the bank for their full face value. In addition, the banks usually require the Company to deposit a certain amount of fund at the bank as a guarantee deposit, which is classified on the consolidated balance sheets as restricted cash.